UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2002

RUSH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500, New Braunfels, Texas		78130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

(Former name or former address, if changed since last report.)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)	Financial Statements of Business Acquired.

None.

	(b)	Pro Forma Financial Information.

None.

	(c)	Exhibits

99.1 Press Release

Item 9.	Regulation FD Disclosure.

On July 22, 2003, the Company issued a press release regarding its financial results for the quarter ended June 30, 2003.  A copy of the press release issued by the Company concerning its financial results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

All of the foregoing information is being furnished under Item 12 – Results of Operations and Financial Condition.  It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216.  Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

By	/s/ MARTIN A. NAEGELIN, JR
Martin A. Naeglin, Jr.

Vice President and Chief Financial Officer
Dated July 22, 2003